GUINNESS FLIGHT WIRELESS WORLD FUND (TM)

         April 11, 2000 Supplement to Prospectus dated February 28, 2000



               The information provided under the sub-heading "Portfolio Management" in the section of the Guinness Flight Wireless World Fund TM Prospectus entitled "Guinness Flight Funds Management" is hereby supplemented to reflect the addition of the following two Portfolio Managers who are also responsible for management of the Fund's portfolio:


Seth Kirkham. Mr. Kirkham joined Investec Guinness Flight in April 2000 with analytical responsibility for Pan-European telecommunications. Upon graduating from Bristol University with a joint degree in Economics and Accounting, Mr. Kirkham entered the Schroder Investment Management Graduate Program. He subsequently entered Schroder's Pan-European research department, responsible for telecommunications and Internet stocks. He has completed the Institute of Investment Management and Research (IIMR) analyst exams, with an award in Corporate Finance and Accounting.


Adrian Brass. Mr. Brass joined Investec Guinness Flight in April 2000. He has analytical responsibility for Pan-European technology hardware and software sectors. Mr. Brass received Joint Honors in Economics and Politics from the University of Bristol in 1995. Upon graduation, he joined Schroder Investment Management, first as an assistant fund manager, then as an analyst covering technology hardware and industrial sectors. Mr. Brass headed the Pan-European Industrials and Technology Hardware research team during his last year at Schroder. He is a CFA and has completed the IMRO member exams.